UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2008

FTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24829	84-1416864
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 State Street East, Suite 226, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (813) 749-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective May 13, 2008, our Board of Directors dismissed R.E. Bassie & Co. as our independent accountant.  R.E. Bassie & Co. performed our audits for the fiscal years ended December 31, 2006 and 2007.

Except as reported in the Form 10-K for the fiscal year ended December 31, 2007, and the Form 10-KSB/A for the fiscal year ended December 31, 2006, each of which stated that "the Company has suffered recurring losses from operations," and that "[t]hese factors raise substantial doubt about the Company’s ability to continue as a going concern," the reports of R.E. Bassie & Co. on our financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principals.

In connection with the audits for the past two fiscal years and through the termination date, there were no disagreements with R.E. Bassie & Co., whether or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to R.E. Bassie & Co.’s satisfaction, would have caused R.E. Bassie & Co. to make reference to the subject matter of the disagreement in connection with its report.

R.E. Bassie & Co. was provided a copy of the foregoing disclosures and was requested to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. As of the date of this report, we have not received a copy of the letter pursuant to that request. Upon receipt, we will file a copy of the letter in an amendment to this report.

On May 13, 2008, our Board of Directors engaged J. Crane & Company, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2008. During the fiscal years ended December 31, 2007 and 2006 and through May 13, 2008, no one on our behalf has consulted with J. Crane & Company regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that J. Crane & Company concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although management believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in its expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS Group, Inc.
(Registrant)

Date May 19, 2008	/s/ Scott Gallagher
Scott Gallagher
Chief Executive Officer